                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 15, 1998

                          HOME EQUITY LOAN TRUST 1998-C
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             (Exact name of registrant as specified in its charter)


        MINNESOTA                   33-55853                  APPLIED FOR
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(State or other jurisdiction       (Commission               (IRS employer
      of incorporation)            file numbers)           identification no.)


1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA    55102-1639
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         (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
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                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on December 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               EXHIBIT NO.    DESCRIPTION
               -----------    -----------
                  99.1        Monthly Report delivered to Certificateholders on
                              December 15, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 1998

                                       HOME EQUITY LOAN TRUST 1998-C

                                       By GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust

                                       By: /S/ PHYLLIS A. KNIGHT
                                           -------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

EXHIBIT
 NUMBER                                                     PAGE
-------                                                     ----
 99.1     Monthly Report delivered to Certificateholders     5
          on December 15, 1998.